UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

SKYLINE CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road Elkhart, IN	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 294-6521

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 10, 2008, Skyline Corporation issued a news release reporting the financial results of the first fiscal quarter ended August 31, 2008. A copy of the news release is attached to this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	News release of Skyline Corporation dated October 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION

Date: October10, 2008

By: /s/ Jon S. Pilarski
Jon S. Pilarski
Chief Financial Officer

Index to Exhibits

99.1 News release of Skyline Corporation dated October 10, 2008